                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Duty Free International, Inc.:

We consent to incorporation by reference in the registration statement (No. 333-8955) on Form S-4 of Duty Free International, Inc. of our report dated February 28, 1997, relating to the consolidated balance sheets of Duty Free International, Inc. and subsidiaries as of January 26, 1997 and January 28, 1996, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended January 26, 1997 and all related schedules, which report appears in the January 26, 1997, annual report on Form 10-K of Duty Free International, Inc.

                                       /s/ KPMG Peat Marwick LLP
Baltimore, Maryland
July 21, 1997

                                        5